SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             ----------------------



       Date of Report (Date of earliest event reported):  OCTOBER 21, 1999
                                                          ----------------



                          Anything Internet Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            COLORADO               000-29994             84-1425882
         ----------------------  -------------  --------------------------
   (State of incorporation        (Commission         (I.R.S. Employer
       or organization)           File Number)     Identification Number)




            3020 North El Paso, Ste. 103, Colorado Springs, CO  80907
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (719)  227-1903
                                                                ---------------

ITEM  6.     RESIGNATION  OF  REGISTRANT'S  DIRECTORS.
--------     -----------------------------------------

On October 19, 1999, the Registrant's Board of Directors was presented and accepted the resignation of two officers and directors: J. Scott Sitra and Cameron B. Yost. Messrs. Sitra and Yost's resignation letters are incorporated herein by reference and filed as Exhibits 17.1 and 17.2, respectively, hereto.

A press release was disseminated on October 20, 1999. The information contained in the press release is incorporated herein by reference and filed as Exhibit
99.1  hereto.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.
--------     ---------------------------------

(c)          Exhibit.

17.1         Resignation  letter  of  Mr.  J.  Scott  Sitra
17.2         Resignation  letter  of  Cameron  B.  Yost
99.1         The  Registrant's  Press  Release  dated  October  20,  1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANYTHING  INTERNET  CORPORATION
                                   -----------------------------
                                   (Registrant)



Date:  October  21,  1999          /s/  Robert  C.  Schick
                                   -----------------------
                                   Robert  C.  Schick
                                   Interim  co-President,
                                   Interim  co-Chief  Executive  Officer  and
                                   Chief  Technology  Officer



                                   /s/  Lawrence  A.  Stanley
                                   -----------------------
                                   Lawrence  A.  Stanley
                                   Interim  co-President  and
                                   Interim  co-Chief  Executive  Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                        Sequential
Number   Description                           Page Number
------   -----------                           -----------
   17.1  The Resignation Letter of
         J. Scott Sitra

   17.2  The Resignation Letter of
         Cameron B. Yost

   99.1  The Registrant's Press Release                  3
         dated September 20, 1999